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                                                                   EXHIBIT 3.43

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                                                  SUE ANNE GILROY
[INDIANA STATE SEAL]                              SECRETARY OF STATE
       ARTICLES OF INCORPORATION                  CORPORATIONS DIVISION
       State Form 4159 (R10 / 8-95)               302 W. Washington St. RM. E018
       Approved by State Board of Accounts 1995   Indianapolis, IN 46204
                                                  Telephone: (317) 232-6576
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INSTRUCTIONS: USE 8 1/2" X 11" WHITE PAPER FOR INSERTS.   Indiana Code 23-1-21-2
              PRESENT ORIGINAL AND TWO (2) COPIES TO      FILING FEE: $90.00
              ADDRESS IN UPPER RIGHT CORNER OF THIS FORM.
              PLEASE TYPE OR PRINT.
              UPON COMPLETION OF FILING, THE SECRETARY OF
              STATE WILL ISSUE A RECEIPT.

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                           ARTICLES OF INCORPORATION
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The undersigned, desiring to form a corporation (HEREINAFTER REFERRED TO AS
"CORPORATION") pursuant to the provisions of:

/X/ Indiana Business Corporation Law    / / Indiana Professional Corporation Act
                                            1983, Indiana Code 23-1.5-1-1,
                                            ET SEQ. (PROFESSIONAL CORPORATIONS
                                            MUST INCLUDE CERTIFICATE OF
                                            REGISTRATION.)
As amended, executes the following Articles of Incorporation:
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                     ARTICLE I - NAME AND PRINCIPAL OFFICE
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Name of Corporation (THE NAME MUST INCLUDE THE WORD
"CORPORATION","INCORPORATED", "LIMITED", "COMPANY" OR AN ABBREVIATION
THEREOF.)

 Able Van Lines, Inc.
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Principal Office: The address of the principal office of the Corporation is:
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Post office address              City                 State       ZIP code
 5001 U.S. Highway 30 West        Fort Wayne           IN          46818
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                   ARTICLE II - REGISTERED OFFICE AND AGENT
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Registered Agent: The name and street address of the Corporation's Registered
Agent and Registered Office for service of process are:
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Name of Registered Agent
 CT Corporation System
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Address of Registered Office     City                Indiana      ZIP code
   (STREET OR BUILDING)
 One North Capitol Avenue         Indianapolis          IN          46204
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                       ARTICLE III - AUTHORIZED SHARES
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Number of shares the Corporation is authorized to issue:  1,000
     IF THERE IS MORE THAN ONE CLASS OF SHARES, SHARES WITH RIGHTS AND PREFERENCES, LIST SUCH INFORMATION AS "EXHIBIT A."
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                         ARTICLE IV - INCORPORATORS
     [THE NAME(S) AND ADDRESS(ES) OF THE INCORPORATORS OF THE CORPORATION]
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     NAME               NUMBER AND STREET         CITY        STATE    ZIP CODE
                          OR BUILDING
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Janine E. Rudolph   5001 US Highway 30 W       Fort Wayne      IN        46818
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Richard A. Clark    5001 US Highway 30 W       Fort Wayne      IN        46818
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     In Witness Whereof, the undersigned being all the Incorporators of said
     Corporation execute these Articles of Incorporation and verify, subject to penalties of perjury, that the statements contained herein are true, this 8th day of February, 1999.
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Signature                                    Printed name
  /s/ Janine E. Rudolph                         Janine E. Rudolph
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Signature                                    Printed name
  /s/ Richard A. Clark                          Richard A. Clark
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Signature                                    Printed name

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This Instrument was prepared by: (NAME)
 Janine E. Rudolph
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Address (NUMBER, STREET, CITY AND STATE)                              ZIP code
 5001 US Highway 30 West, Fort Wayne, IN.                               46818
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